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                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of SIFCO Industries, Inc. ("Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Frank A. Cappello, Vice President--Finance and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                 /s/  Frank A. Cappello
                                 ----------------------------------
                                 Frank A. Cappello
                                 Vice President-Finance and
                                 Chief Financial Officer
                                 May 20, 2003





Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to SIFCO Industries, Inc. and will be retained by SIFCO Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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